1March 1, 2023 Sonder Cielo, Mexico City Opened in November 2022

2 For nearly a year now, we at Sonder have been singing the same refrain in unison: free cash flow, free cash flow, free cash flow. Since we announced our cash flow positive plan in June last year, it’s been the top goal of the business – and we’ve been delivering. There are two metrics I’d like all of our shareholders to commit to memory. In 2022, we cut our burn in half from Q1 to Q4, and we doubled yearly revenue. Both are in line with the guidance we gave in June 2022 when we pivoted our focus from hypergrowth to positive cash flow. Those results were derived from our improvements in cash contribution margin¹, which more than doubled, and from the enormous leverage we achieved on overhead as we opened rapid payback properties and made significant gains on the efficiency of our operations. The drivers that allowed us to cut burn in half will remain at the top of our priority list in 2023: improvements to unit economics through RevPAR and property level cost initiatives, capital light property openings, as well as sustained efforts to drive overhead efficiency. In business, the quest for near term bottom line performance can risk coming at the expense of customer experience, brand or culture, and for this reason our team also pursued guardrail OKRs to ensure we aren’t unintentionally diluting our long term value creation. I’m thrilled that both guest and employee experience have remained very strong and on target. Our team has yet another data point to support the idea that it is possible to improve RevPAR, guest satisfaction and cost structure all at once. It requires a great deal of creativity and fierce execution, which our culture selects for, encourages and rewards. You have my commitment that the whole Sonder team is pointed in the same direction for 2023. Navigating such a rapid shift in direction is never straightforward, but as we’ve demonstrated through our response to the pandemic, this team is not one to be discouraged by difficult challenges. And we’re certainly not to be underestimated in our resolve to surmount them. Thank you to all Sonder shareholders, partners and employees for your support. Francis Davidson Co-founder and CEO A note from Francis Fellow Sonder shareholders, (1) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized.

3 RevPAR $158 11% y/y improvement Occupancy Rate 83% 1,400 bps y/y improvement Free Cash Flow 2 $(30)M Free Cash Flow margin improvement to (22)% in Q4 2022 from (61)% in Q4 2021 Live Units | Total Portfolio 9.7K | 17.6K 28% y/y growth | (3%) y/y decline³ Revenue $135M 56% y/y improvement Average Daily Rate (ADR) $191 (7%) y/y decline Operating Cash Flow 1 $(25)M Operating Cash Flow margin improvement to (18)% in Q4 2022 from (50)% in Q4 2021 Cash Contribution 2 $32M Cash Contribution margin improvement to 24% in Q4 2022 from 10% in Q4 2021 Fourth quarter 2022 key results (1) Operating Cash Flow includes the impact of restructuring and other charges related to our Cash Flow Positive Plan announced in June 2022. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue. (2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. (3) Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied.

Cash Flow Positive Plan

Announced June 9, 2022

Our focus remains on reaching our first quarter of positive free cash flow in 2023, without additional fundraising and while keeping a robust cash cushion.

Quarterly Operating Cash Flow Margin and Free Cash Flow Margin


Operating Cash Flow Margin[1]
Free Cash Flow Margin[2]
(116)%
(133)%
(267)%
(278)%
(215)%
(226)%
(164)%
(173)%
(128)%
(136)%
(118)%
(127)%
(59)%
(66)%
(50)%
(61)%
(63)%
(77)%
(34)%
(37)%
(26)%
(31)%
(18)%
(22)%

	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q1 '21	Q2 '21	Q3 '21	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22
Revenue ($M)	$42	$19	$26	$28	$32	$47	$67	$87	$80	$121	$125	$135
y/y growth	n/a	(49)%	(34)%	(36)%	(25)%	151%	155%	204%	155%	157%	85%	56%

(1) Operating Cash Flow includes the impact of restructuring and other charges related to our Cash Flow Positive Plan announced in June 2022. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue.
(2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure.

4

5 Q4 2022 Results Sonder Rideau, Ottawa Opened in December 2022

Q4 2022 Results

Q4 2022 business performance

9.7K

Live Units

+28% y/y

852K

Bookable Nights

+39% y/y

704K

Occupied Nights

+68% y/y

83% Occupancy Rate

$158

RevPAR

+11% y/y

124% of Q4 2019

Quarterly Total Portfolio (End of Period)


Live Units
Contracted Units[1]
13.0K
8.0K
5.0K
14.7K
9.2K
5.5K
16.3K
10.0K
6.3K
18.1K
10.5K
7.6K
19.3K
11.6K
7.7K
18.7K
10.3K
8.4K
18.9K
9.9K
9.0K
17.6K
7.9K
9.7K
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

Quarterly Bookable Nights | Occupancy Rate


411K
66%
473K
68%
536K
68%
611K
69%
689K
73%
725K
82%
786K
84%
852K
83%
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

Quarterly RevPAR | ADR


RevPAR
ADR
$115
$77
$147
$100
$184
$126
$206
$142
$160
$117
$203
$167
$189
$158
$191
$158
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

(1) Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied.

6

7 Q4 2022 Results $135M Revenue 56% y/y improvement $(30)M Free Cash Flow2 Free Cash Flow margin improvement to (22)% in Q4 2022 from (61)% in Q4 2021 $(25)M Operating Cash Flow1 Operating Cash Flow margin improvement to (18)% in Q4 2022 from (50)% in Q4 2021 $32M Cash Contribution2 Cash Contribution margin improvement to 24% in Q4 2022 from 10% in Q4 2021 Q4 2022 financial performance (1) Operating Cash Flow includes the impact of restructuring and other charges related to our Cash Flow Positive Plan announced in June 2022. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue. (2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. Operating Cash Flow Margin1 Quarterly Operating Cash Flow Margin and Cash Contribution Margin Cash Contribution Margin2 Q1 ‘20 Q2 ‘20 Q3 ‘20 Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 Q1 ‘22 Q2 ‘22 Q3 ’22 Q4 ‘22

8 For Q1 2023, we expect revenue of better than $110 million, representing 37% year-over-year growth. Q1 has historically been our seasonally weakest quarter of the year, and we anticipate a similar pattern again this year. For Q1 2023, we expect Free Cash Flow of better than negative $45 million before restructuring costs. We remain focused on reaching our first quarter of positive free cash flow in 2023. Similar to past quarters, our guidance is based on our best knowledge available from internal data and third party forecasters and does not contemplate a significant slowdown in demand. Guidance Illustrative Free Cash Flow1 Based on Guidance ($M) $(62) $(45) Q1 2022 Q2 2022 Q3 2022 Q4 2022 $(39) Our focus remains on reaching our first quarter of positive free cash flow in 2023, without additional fundraising and while keeping a robust cash cushion $(30) Actuals Guidance (1) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Q1 2023 $(45)+ Note: Q1 has historically been our seasonally weakest quarter of the year, and we anticipate a similar pattern again this year.

9 Sonder The Bard, London Opened in October 2022 Financial Statements

Sonder Holdings Inc. and Subsidiaries Consolidated balance sheets (In thousands) 10Note: Effective January 1, 2022, Sonder adopted new leasing accounting standard ASC 842 / IFRS 16, which recognizes right-of-use assets and lease liabilities on our balance sheet for all operating leases, increasing both assets and liabilities. December 31, 2022 December 31, 2021 Assets Current assets: Cash $ 246,624 $ 69,726 Restricted cash 42,562 215 Accounts receivable, net of allowance 5,613 4,638 Prepaid rent — 2,957 Prepaid expenses 8,066 5,029 Other current assets 10,065 16,416 Total current assets 312,930 98,981 Property and equipment, net 34,926 27,461 Operating lease right-of-use ("ROU") assets 1,189,545 — Other non-current assets 16,270 22,037 Total assets $ 1,553,671 $ 148,479 Liabilities, mezzanine equity, and stockholders’ deficit Current liabilities: Accounts payable $ 16,082 $ 19,096 Accrued liabilities 20,131 19,557 Taxes payable 14,418 8,412 Deferred revenue 41,664 18,811 Current portion of long-term debt — 13,116 Convertible notes — 184,636 Current operating lease liabilities 158,580 — Total current liabilities 250,875 263,628 Non-current operating lease liabilities 1,143,538 — Deferred rent — 66,132 Long-term debt, net 172,950 10,736 Other non-current liabilities 3,430 3,906 Total liabilities 1,570,793 344,402 Mezzanine equity: Redeemable convertible preferred stock — 518,750 Exchangeable preferred stock — 49,733 Total mezzanine equity — 568,483 Stockholders’ deficit: Common stock 21 1 Additional paid-in capital 935,451 43,106 Cumulative translation adjustment 12,985 7,299 Accumulated deficit (965,579) (814,812) Total stockholders’ deficit (17,122) (764,406) Total liabilities, mezzanine equity, and stockholders’ deficit $ 1,553,671 $ 148,479 Financial Statements (Unaudited)

Sonder Holdings Inc. and Subsidiaries Condensed consolidated statements of operations and comprehensive loss (1/2) (In thousands, except for number of shares information and per share amounts) 11 Three months ended December 31, 2022 2021 Revenue $ 134,769 $ 86,663 Costs and operating expenses: Cost of revenue (excluding depreciation and amortization) 87,224 66,093 Operations and support 53,225 45,824 General and administrative 31,171 27,677 Research and development 6,247 6,263 Sales and marketing 15,977 9,367 Total costs and operating expenses 193,844 155,224 Loss from operations (59,075) (68,561) Interest expense, net 4,809 14,462 Change in fair value of SPAC Warrants (1,081) — Change in fair value of Earn Out liability (1,401) — Other income, net (6,486) (5,726) Total non-operating (income) expense, net (4,159) 8,736 Loss before income taxes (54,916) (77,297) (Benefit) provision for income taxes (31) 16 Net loss $ (54,885) $ (77,313) Less: Net loss attributable to convertible and exchangeable preferred stockholders (655) — Net loss attributable to common stockholders $ (54,230) $ (77,313) Weighted average basic common shares outstanding 216,498,417 12,645,785 Add: Dilutive effect of outstanding stock awards — — Weighted average diluted common shares outstanding 216,498,417 12,645,785 Basic net loss per common share $ (0.25) $ (6.11) Diluted net loss per common share $ (0.25) $ (6.11) Other comprehensive loss: Net loss $ (54,885) $ (77,313) Change in foreign currency translation adjustment (6,230) (81) Comprehensive loss $ (61,115) $ (77,394) Financial Statements (Unaudited) (Unaudited)

Sonder Holdings Inc. and Subsidiaries Condensed consolidated statements of operations and comprehensive loss (2/2) (In thousands, except for number of shares information and per share amounts) 12 Year ended December 31, 2022 2021 Revenue $ 461,083 $ 232,944 Costs and operating expenses: Cost of revenue (excluding depreciation and amortization) 317,191 201,445 Operations and support 211,081 142,728 General and administrative 132,445 106,135 Research and development 28,896 19,091 Sales and marketing 51,224 23,490 Restructuring and other charges 4,033 — Total costs and operating expenses 744,870 492,889 Loss from operations (283,787) (259,945) Interest expense, net 21,505 44,090 Change in fair value of SPAC Warrants (37,410) — Change in fair value of Earn Out liability (95,700) — Change in fair value of share-settled redemption feature and gain on conversion of convertible notes (29,512) — Other expense (income), net 7,564 (9,890) Total non-operating (income) expense, net (133,553) 34,200 Loss before income taxes (150,234) (294,145) Provision for income taxes 533 242 Net loss $ (150,767) $ (294,387) Less: Net loss attributable to convertible and exchangeable preferred stockholders (4,541) — Net loss attributable to common stockholders $ (146,226) $ (294,387) Weighted average basic common shares outstanding 206,037,605 11,765,912 Add: Dilutive effect of outstanding stock awards — — Weighted average diluted common shares outstanding 206,037,605 11,765,912 Basic net loss per common share $ (0.71) $ (25.02) Diluted net loss per common share $ (0.71) $ (25.02) Other comprehensive loss: Net loss $ (150,767) $ (294,387) Change in foreign currency translation adjustment 5,686 1,633 Comprehensive loss $ (145,081) $ (292,754) Financial Statements (Unaudited)

Sonder Holdings Inc. and Subsidiaries Consolidated statements of cash flows (1/2) (In thousands) 13 Three Months Ended December 31, 2022 2021 Cash flows from operating activities: Net loss $ (54,885) $ (77,313) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 6,110 5,025 Stock-based compensation 4,818 5,073 Amortization of operating lease right-of-use assets2 39,681 — Straight-line rent1 — 24,630 (Gain) loss on foreign exchange (6,502) 258 Capitalization of paid-in-kind interest on long-term debt4 5,815 — Amortization of debt issuance costs 2 816 Amortization of debt discounts 428 12,058 Change in fair value of share-settled redemption feature and gain on conversion of convertible notes3 — (7,006) Change in fair value of warrants3 — 753 Change in fair value of SPAC Warrants4 (1,081) — Change in fair value of Earn Out Liability4 (1,401) — Other operating activities 844 (36) Changes in: Accounts receivable, net (133) 3,048 Prepaid expenses (473) 1,204 Other current and non-current assets 1,153 (11,090) Accounts payable 281 9,060 Accrued liabilities 8,139 4,825 Taxes payable (107) (1,109) Deferred revenue (7,804) (11,469) Operating lease ROU assets and operating lease liabilities, net2 (18,190) — Other current and non-current liabilities (1,618) (2,175) Net cash used in operating activities (24,923) (43,448) Cash flows from investing activities: Purchase of property and equipment (4,618) (8,125) Capitalization of internal-use software (286) (1,610) Net cash used in investing activities (4,904) (9,735) Cash flows from financing activities: Repayment of debt and payment of early termination fees — (6,876) Proceeds from exercise of stock options 44 762 Net cash provided by (used in) financing activities 44 (6,114) Effects of foreign exchange on cash 514 (342) Net change in cash and restricted cash (29,269) (59,639) Cash and restricted cash at beginning of period 318,455 129,580 Cash and restricted cash at end of period $ 289,186 $ 69,941 Financial Statements (Unaudited) (Unaudited) (1) As we implemented ASC 842 in 2022, these line items are no longer applicable as these related to the previous accounting standard. (2) As we implemented ASC 842 in 2022, these line items are new as these relate to the new accounting standard. (3)These line items relate to pre-SPAC related items. As such, there is no activity in 2022. (4) These line items relate to post-SPAC related items. As such, there is no activity in 2021.

Sonder Holdings Inc. and Subsidiaries Consolidated statements of cash flows (2/2) (In thousands) 14 Year ended December 31, 2022 2021 Cash flows from operating activities: Net loss $ (150,767) $ (294,387) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 23,911 17,714 Stock-based compensation 22,957 25,247 Amortization of operating lease right-of-use assets2 145,250 — Straight-line rent1 — 37,525 Loss (gain) on foreign exchange 6,590 2,387 Capitalization of paid-in-kind interest on long-term debt4 18,359 — Amortization of debt issuance costs 151 2,378 Amortization of debt discounts 3,802 35,067 Change in fair value of share-settled redemption feature and gain on conversion of convertible notes (29,512) (14,834) Change in fair value of warrants3 — 2,148 Change in fair value of SPAC Warrants4 (37,410) — Change in fair value of Earn Out Liability4 (95,700) — Other operating activities 2,206 810 Changes in: Accounts receivable, net (1,693) (3,067) Prepaid expenses (3,016) 4,991 Other current and non-current assets 11,903 (23,011) Accounts payable (28,120) 8,199 Accrued liabilities 10,434 10,762 Taxes payable 6,074 1,366 Deferred revenue 22,400 8,643 Operating lease ROU assets and operating lease liabilities, net2 (76,683) — Other current and non-current liabilities (151) (1,329) Net cash used in operating activities (149,015) (179,391) Cash flows from investing activities: Purchase of property and equipment (28,197) (16,161) Capitalization of internal-use software (2,796) (5,426) Net cash used in investing activities (30,993) (21,587) Cash flows from financing activities: Proceeds from Delayed Draw Notes, net of issuance costs 159,225 — Repayment of debt and payment of early termination fees (27,745) (18,776) Proceeds from issuance of debt, net of debt issuance costs — 162,366 Proceeds from business combination and PIPE offering 325,928 — Common stock issuance costs (58,555) — Proceeds from exercise of stock options 1,746 3,841 Proceeds from exercise of common stock warrants — 120 Issuance of redeemable convertible preferred stock — 1,020 Net cash provided by financing activities 400,599 148,571 Effects of foreign exchange on cash (1,346) (760) Net change in cash and restricted cash 219,245 (53,167) Cash and restricted cash at beginning of year 69,941 123,108 Cash and restricted cash at end of year $ 289,186 $ 69,941 Financial Statements (Unaudited) (1) As we implemented ASC 842 in 2022, these line items are no longer applicable as these related to the previous accounting standard. (2) As we implemented ASC 842 in 2022, these line items are new as these relate to the new accounting standard. (3)These line items relate to pre-SPAC related items. As such, there is no activity in 2022. (4) These line items relate to post-SPAC related items. As such, there is no activity in 2021.

15 Sonder The Sloan, Philadelphia Opened in October 2022 Non-GAAP Reconciliations & Other Supplemental Data

Non-GAAP Reconciliations & Other Supplemental Data

Reconciliation of Cash used in operating activities to Free Cash Flow

Sonder supplements its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP") by providing additional financial measures that are not prepared in accordance with GAAP. Sonder's management uses these non-GAAP financial measures, collectively, to evaluate ongoing operations and for internal planning and forecasting purposes. Sonder believes that these non-GAAP financial measures are useful in evaluating its operating performance, and may assist investors in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. However, Sonder's definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar measures. These non-GAAP financial measures should not be viewed in isolation or as a substitute for, or superior to, measures prepared in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Free Cash Flow ("FCF") is defined as cash provided by (used in) operating activities plus cash provided by (used in) investing activities, excluding the impact of restructuring charges, if any. **Free Cash Flow Margin** is defined as Free Cash Flow as a percentage of revenue. The most directly comparable GAAP financial measure is cash provided by (used in) operating activities.

(in thousands)	**Q1 2020**	**Q2 2020**	**Q3 2020**	**Q4 2020**	**Q1 2021**	**Q2 2021**	**Q3 2021**	**Q4 2021**	**Q1 2022**	**Q2 2022**	**Q3 2022**	**Q4 2022**
Cash used in operating activities	**$(48,771)**	**$(50,256)**	**$(56,824)**	**$(46,651)**	**$(40,308)**	**$(55,945)**	**$(39,690)**	**$(43,448)**	**$(50,693)**	**$(40,922)**	**$(32,477)**	**$(24,923)**
(+) Cash used in investing activities	(7,094)	(2,144)	(3,123)	(2,489)	(2,676)	(4,224)	(4,952)	(9,735)	(11,616)	(6,765)	(7,708)	(4,904)
Free Cash Flow including restructuring costs	**$(55,865)**	**$(52,400)**	**$(59,947)**	**$(49,140)**	**$(42,984)**	**$(60,169)**	**$(44,642)**	**$(53,183)**	**$(62,309)**	**$(47,687)**	**$(40,185)**	**$(29,827)**
(+) Cash paid for restructuring costs	-	-	-	-	-	-	-	-	-	2,363	1,114	235
Free Cash Flow excluding restructuring costs	**$(55,865)**	**$(52,400)**	**$(59,947)**	**$(49,140)**	**$(42,984)**	**$(60,169)**	**$(44,642)**	**$(53,183)**	**$(62,309)**	**$(45,324)**	**$(39,071)**	**$(29,592)**
Revenue	$41,881	$18,841	$26,471	$28,485	$31,558	$47,269	$67,454	$86,663	$80,466	$121,322	$124,526	$134,769
Free Cash Flow margin	*(133)%*	*(278)%*	*(226)%*	*(173)%*	*(136)%*	*(127)%*	*(66)%*	*(61)%*	*(77)%*	*(37)%*	*(31)%*	*(22)%*

16

Non-GAAP Reconciliations & Other Supplemental Data

Reconciliation of Cash used in operating activities to Cash Contribution

Cash Contribution is defined as operating cash flow before other operating expenses, excluding the impact of restructuring charges, if any. **Cash Contribution Margin** is defined as Cash Contribution as a percentage of revenue. The most directly comparable GAAP financial measure is cash provided by (used in) operating activities. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized.

(in thousands)	**Q1 2020**	**Q2 2020**	**Q3 2020**	**Q4 2020**	**Q1 2021**	**Q2 2021**	**Q3 2021**	**Q4 2021**	**Q1 2022**	**Q2 2022**	**Q3 2022**	**Q4 2022**
Non-property level sales and marketing:												
Sales and marketing	$4,374	$2,923	$3,108	$2,443	$2,511	$4,888	$6,724	$9,367	$9,461	$12,414	$13,372	$15,977
(-) Property level sales and marketing [1]	(3,980)	(1,262)	(1,272)	(1,220)	(1,592)	(3,052)	(4,638)	(6,634)	(6,814)	(9,535)	(10,566)	(11,837)
Non-property level sales and marketing	$394	$1,661	$1,836	$1,223	$919	$1,836	$2,086	$2,733	$2,647	$2,879	$2,806	$4,140
Non-property level operations and support:												
Operations and support	$35,063	$22,641	$29,227	$28,141	$25,423	$34,889	$36,592	$45,824	$48,267	$54,003	$55,586	$53,225
(-) Property level operations and support [2]	(10,443)	(6,127)	(7,762)	(9,195)	(9,921)	(13,308)	(14,795)	(19,855)	(22,104)	(24,814)	(26,967)	(27,272)
Non-property level operations and support	$24,620	$16,514	$21,465	$18,946	$15,502	$21,581	$21,797	$25,969	$26,163	$29,189	$28,619	$25,953
Non-property level operating expenses:												
General and administrative	$21,268	$15,156	$17,972	$22,637	$32,149	$24,615	$21,694	$27,677	$36,981	$31,277	$33,016	$31,171
(+) Research and development	5,479	3,999	3,853	4,221	3,319	4,066	5,443	6,263	7,625	8,088	6,936	6,247
(+) Non-property level sales and marketing	394	1,661	1,836	1,223	919	1,836	2,086	2,733	2,647	2,879	2,806	4,140
(+) Non-property level operations and support	24,620	16,514	21,465	18,946	15,502	21,581	21,797	25,969	26,163	29,189	28,619	25,953
(-) Stock based compensation	(3,067)	(1,742)	(1,020)	(1,394)	(14,153)	(2,448)	(3,573)	(5,073)	(6,680)	(5,054)	(6,405)	(4,818)
(-) Depreciation and amortization	(4,152)	(4,206)	(4,269)	(4,342)	(4,119)	(4,213)	(4,357)	(5,025)	(5,630)	(5,996)	(6,175)	(6,110)
Non-property level operating expenses	$44,542	$31,382	$39,837	$41,291	$33,617	$45,437	$43,090	$52,544	$61,106	$60,383	$58,797	$56,583
Cash contribution:												
Cash used in operating activities	$(48,771)	$(50,256)	$(56,824)	$(46,651)	$(40,308)	$(55,945)	$(39,690)	$(43,448)	$(50,693)	$(40,922)	$(32,477)	$(24,923)
(+) Cash paid for restructuring costs	-	-	-	-	-	-	-	-	-	2,363	1,114	235
(+) Non-property level operating expenses	44,542	31,382	39,837	41,291	33,617	45,437	43,090	52,544	61,106	60,383	58,797	56,583
Cash contribution [3]	**$(4,229)**	**$(18,874)**	**$(16,987)**	**$(5,360)**	**$(6,691)**	**$(10,508)**	**$3,400**	**$9,096**	**$10,413**	**$21,824**	**$27,434**	**$31,895**
Revenue	$41,881	$18,841	$26,471	$28,485	$31,558	$47,269	$67,454	$86,663	$80,466	$121,322	$124,526	$134,769
Cash contribution margin	*(10)%*	*(100)%*	*(64)%*	*(19)%*	*(21)%*	*(22)%*	*5%*	*10%*	*13%*	*18%*	*22%*	*24%*

(1) Composed of channel fees. (2) Composed of customer service, laundry/consumables, maintenance and utilities and insurance included in operations and support. (3) Excludes restructuring costs.

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Non-GAAP Reconciliations & Other Supplemental Data

Supplemental Reconciliation of Income from operations to Property Level Profit

Property Level Profit (Loss) ("PLP" or "PLL") is defined as profit (loss) from operations after adding back corporate-level expenses, excluding the impact of restructuring charges, if any. **Property Level Costs** ("PLC") represent costs directly associated with guest-facing functions in each of Sonder's buildings. These costs include (i) channel fees paid to Online Travel Agencies, (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. The most directly comparable GAAP financial measure is income from operations.

(in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Loss from operations	**$(71,229)**	**$(54,265)**	**$(52,197)**	**$(66,131)**	**$(71,049)**	**$(64,934)**	**$(55,401)**	**$(68,561)**	**$(95,764)**	**$(67,680)**	**$(61,268)**	**$(59,075)**
Add:												
Non-property level operations and support	$24,620	$16,514	$21,465	$18,946	$15,502	$21,581	$21,797	$25,969	$26,163	$29,189	$28,619	$25,953
General and administrative	21,268	15,156	17,972	22,637	32,149	24,615	21,694	27,677	36,981	31,277	33,016	31,171
Research and development	5,479	3,999	3,853	4,221	3,319	4,066	5,443	6,263	7,625	8,088	6,936	6,247
Non-property level sales and marketing	394	1,661	1,836	1,223	919	1,836	2,086	2,733	2,647	2,879	2,806	4,140
Restructuring and other charges	-	-	-	-	-	-	-	-	-	4,033	-	-
Property Level Profit (Loss)	**$(19,468)**	**$(16,935)**	**$(7,071)**	**$(19,104)**	**$(19,160)**	**$(12,836)**	**$(4,381)**	**$(5,919)**	**$(22,348)**	**$7,786**	**$10,109**	**$8,436**
Memo												
GAAP Rent to Landlord Payments Adjustment	$1,267	$3,765	$(5,693)	$5,577	$3,811	$3,188	$5,706	$14,265	$12,468	$4,368	$4,073	$11,849

Note: Given the focus on Cash Contribution as the primary unit economics measure, Sonder plans to stop providing reconciliations for Property Level Profit after reporting fourth quarter 2022 results.

18

Non-GAAP Reconciliations & Other Supplemental Data

Supplemental Reconciliation of Net income to Adjusted EBITDA

Adjusted EBITDA is defined as net loss excluding the impact of depreciation, stock-based compensation, COVID-19 pandemic related offboardings (costs associated with exiting units at the beginning of the COVID-19 pandemic), restructuring charges (if any), and other expense (income), net (which primarily includes mark-to-market adjustments related to financial instruments such as convertible debt and warrants). The most directly comparable GAAP financial measure is net (loss) income.

(in thousands)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Net (loss) income	**$(61,743)**	**$(60,799)**	**$(55,514)**	**$(72,260)**	**$(78,541)**	**$(73,949)**	**$(64,584)**	**$(77,313)**	**$22,392**	**$(43,775)**	**$(74,499)**	**$(54,885)**
Interest expense, net	$1,507	$1,669	$1,658	$1,568	$3,827	$12,522	$13,279	$14,462	$8,202	$4,382	$4,112	$4,809
Provision (benefit) for income taxes	-	3	11	309	23	70	133	16	31	117	416	(31)
Depreciation and amortization	4,152	4,206	4,269	4,342	4,119	4,213	4,357	5,025	5,630	5,996	6,175	6,110
EBITDA	**$(56,084)**	**$(54,921)**	**$(49,576)**	**$(66,041)**	**$(70,572)**	**$(57,144)**	**$(46,815)**	**$(57,810)**	**$36,255**	**$(33,280)**	**$(63,796)**	**$(43,997)**
Restructuring and other Charges	-	-	-	-	-	-	-	-	-	$4,033	-	-
Stock-based compensation	3,067	1,742	1,020	1,394	14,153	2,448	3,573	5,073	6,680	5,054	6,405	4,818
Total other expense (income), net	(10,993)	4,862	1,648	4,252	3,642	(3,577)	(4,229)	(5,726)	(126,389)	(28,404)	8,703	(8,968)
COVID-19 related offboardings	-	3,507	5,008	1,360	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$(64,010)**	**$(44,810)**	**$(41,900)**	**$(59,035)**	**$(52,777)**	**$(58,273)**	**$(47,471)**	**$(58,463)**	**$(83,454)**	**$(52,597)**	**$(48,688)**	**$(48,147)**
Memo												
GAAP Rent to Landlord Payments Adjustment	$1,267	$3,765	$(5,693)	$5,577	$3,811	$3,188	$5,706	$14,265	$12,468	$4,368	$4,073	$11,849
FF&E Allowance Realized	-	-	-	-	531	475	1,915	1,401	4,448	9,756	8,313	5,000

Note: Given the focus on Free Cash Flow as the primary profitability measure, Sonder plans to stop providing reconciliations for Adj. EBITDA after reporting fourth quarter 2022 results.

19

Non-GAAP Reconciliations & Other Supplemental Data

Historical Data: Revenue Measures

	2020				2021				2022			
(In thousands, except $ and %)	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**
Live Units	5.0	4.3	3.9	4.5	5.0	5.5	6.3	7.6	7.7	8.4	9.0	9.7
Contracted Units	8.2	7.1	6.5	7.5	8.0	9.2	10.0	10.5	11.6	10.3	9.9	7.9
Total Portfolio	**13.2**	**11.4**	**10.4**	**12.0**	**13.0**	**14.7**	**16.3**	**18.1**	**19.3**	**18.7**	**18.9**	**17.6**
Bookable Nights	428	400	346	385	411	473	536	611	689	725	786	852
Occupied Nights	268	228	257	260	274	321	366	420	503	598	661	704
Occupancy Rate	**63%**	**57%**	**74%**	**68%**	**66%**	**68%**	**68%**	**69%**	**73%**	**82%**	**84%**	**83%**
Average Daily Rate	$156	$83	$103	$109	$115	$147	$184	$206	$160	$203	$189	$191
RevPAR	**$98**	**$47**	**$77**	**$74**	**$77**	**$100**	**$126**	**$142**	**$117**	**$167**	**$158**	**$158**

Note: Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied.

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21 Property Level Profit (Loss) Property Level Profit (Loss) (“PLP” or “PLL”) is defined as profit (loss) from operations after adding back corporate-level expenses, excluding the impact of restructuring charges, if any. Property Level Costs (“PLC”) represent costs directly associated with guest-facing functions in each of Sonder’s buildings. These costs include (i) channel fees paid to Online Travel Agencies, (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. Reconciliation of Property Level Profit to the most comparable GAAP measure can be found on pg 18. Adjusted EBITDA Adjusted EBITDA is defined as net loss excluding the impact of depreciation, stock-based compensation, COVID-19 pandemic related offboardings (costs associated with exiting units at the beginning of the COVID-19 pandemic), restructuring charges (if any), and other expense (income), net (which primarily includes mark-to-market adjustments related to financial instruments such as convertible debt and warrants). Reconciliation of Adjusted EBITDA to the most comparable GAAP measure can be found on pg 19. Landlord Payments Landlord Payments represent cash payments to real estate owners recognizing abatement at the time it is utilized (often at the commencement of a real estate contract), expressed in U.S. dollars. This recognizes the economic substance of the payment to real estate owners as reflected in the real estate contract (e.g., if Sonder’s Takeover Date, the date on which Sonder receives the keys and is able to begin opening the building, was January 1, 2021 and it had three months of abatement at the beginning of the real estate contract, the Landlord Payments for the building in the first quarter of 2021 would be $0). The Takeover Date represents the date on which Sonder receives the keys and is able to begin onboarding a building (e.g., moving in furniture, staging / photographing units for listing). GAAP rent to Landlord Payment adjustment GAAP rent to Landlord Payment adjustment represents the adjustment to translate rent to Landlord Payments, expressed in U.S. dollars. GAAP rent straight lines abatement and future escalation payments over the duration of the real estate contract. In contrast, Landlord Payments recognize abatement from real estate owners at the time abatement is utilized (often at the commencement of a real estate contract), and future escalation payments at the time they actually occur, in an effort to most accurately reflect the timing of cash outflows for rent. Use of non-GAAP financial measures Sonder supplements its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”) by providing additional financial measures that are not prepared in accordance with GAAP, including Free Cash Flow, Free Cash Flow Margin, Cash Contribution, Cash Contribution Margin, Property Level Costs, Property Level Profit (Loss), and Adjusted EBITDA. Further information about these measures appears under “Key Terms” below. Sonder’s management uses these non-GAAP financial measures, collectively, to evaluate ongoing operations and for internal planning and forecasting purposes. Sonder believes that these non-GAAP financial measures are useful in evaluating its operating performance, and may assist investors in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. However, Sonder’s definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar measures. These non-GAAP financial measures should not be viewed in isolation or as a substitute for, or superior to, measures prepared in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Sonder has not reconciled consolidated Free Cash Flow guidance to projected consolidated GAAP cash provided by (used in) operating activities because we do not provide guidance on GAAP cash provided by (used in) operating activities or the reconciling items between Free Cash Flow and GAAP cash provided by (used in) operating activities, as a result of the uncertainty regarding, and the potential variability of, certain of these items. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort. Key Terms Total Portfolio Total Portfolio represents Live Units plus Contracted Units. This includes any unit that has a signed real estate contract, regardless of whether or not the unit is available for guests to book. This excludes any units that have been exited (i.e., the lease was terminated or allowed to expire). Live Units are defined as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes pre-negotiated abatement) and is able to generate revenue from these units. Contracted Units are units for which Sonder has signed real estate contracts, but are not yet available for guests to book. Sonder is not yet able to generate revenue from these units. Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied. Occupancy Rate Occupancy Rate (“OR”) is defined as Occupied Nights divided by Bookable Nights, expressed as a percentage. Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures of greater than 30 nights. Occupied Nights represent the total number of nights occupied across all Live Units. Revenue per Available Room Revenue Per Available Room (“RevPAR”) represents the average revenue earned per available night, and is calculated either by dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate. Average Daily Rate (“ADR”) represents the average revenue earned per night occupied and is calculated as revenue divided by Occupied Nights. Free Cash Flow Free Cash Flow (“FCF”) is defined as cash provided by (used in) operating activities plus cash provided by (used in) investing activities, excluding the impact of restructuring charges, if any. Free Cash Flow Margin is defined as Free Cash Flow as a percentage of revenue. Reconciliation of Free Cash Flow to the most comparable GAAP measure can be found on pg 16. Cash Contribution Cash Contribution is defined as operating cash flow before other operating expenses, excluding the impact of restructuring charges, if any. Cash Contribution Margin is defined as Cash Contribution as a percentage of revenue. Reconciliation of Cash Contribution to the most comparable GAAP measure can be found on pg 17. FF&E Allowance Realized FF&E Allowance Realized represents cash payments from real estate owners received for capital expenditure financing.

22 Webcast Details Sonder will host a webcast Wednesday, March 1, 2023 at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to discuss these financial results and business highlights and guidance. To listen to a live audio webcast, please visit the “Events” section of Sonder’s Investor Relations website at investors.sonder.com. The archived webcast will be available on Sonder’s Investor Relations website shortly after the call. About Sonder Sonder is revolutionizing hospitality through innovative, tech-powered service and inspiring, thoughtfully designed accommodations combined into one seamless managed experience. Launched in 2014 and headquartered in San Francisco, Sonder provides a variety of accommodation options — from spacious rooms to fully-equipped suites and apartments — found in over 40 markets spanning ten countries and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all. To learn more, visit www.sonder.com or follow Sonder on Facebook, Twitter or Instagram. Download the Sonder app on Apple or Google Play. The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this Shareholder Letter. Forward-Looking Statements This Shareholder Letter contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about Sonder’s forecasted revenue growth, costs, and cash flow (including Sonder’s guidance for revenue and Free Cash Flow for the quarter ending March 31, 2023, and statements about potential cash flow margin), statements about Sonder’s total addressable market, anticipated numbers of Live and Contracted Units, the statements regarding “Cash Flow Positive Plan,” including anticipated cost reductions, targeted capital-light signings and potential cash flow improvements and its plan to reach its first quarter of positive FCF within 2023 without additional fundraising, the anticipated recovery of travel demand, booking patterns, and other trends, expectations, and objectives discussed in the sections of this Shareholder Letter titled “A note from Francis,” “Q4 2022 Results,” and “Q1 2023 Guidance,” potential new markets, and market penetration, innovation plans and initiatives, the success of Sonder’s corporate travel efforts and other RevPAR initiatives, anticipated unit economics, expected seasonalities, and other information concerning Sonder’s possible or assumed future financial or operating results and measures, business strategies, competitive position, industry environment, potential growth opportunities, and future operations. These forward-looking statements are based on Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Shareholder Letter, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “proposed,” “guidance,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: potential negative impacts on Sonder’s financial results as a result of changes in travel, hospitality, real estate and vacation markets, including the possibility that travel demand and pricing do not recover to the extent anticipated, particularly in the current geopolitical and macroeconomic environment; potential inability to negotiate satisfactory leases or other arrangements to operate new properties, onboard new properties in a timely manner, or renew or replace existing properties on attractive terms, and the possibility of lease terminations prior to scheduled expirations or the failure of lease contingencies; possible delays in real estate development and construction projects related to Sonder’s leases, or other delays in generating revenues from new properties; the possibility that Sonder may not benefit from any market recovery to the extent it anticipates; risks and uncertainties associated with Sonder’s Cash Flow Positive Plan announced in June 2022, including the possibility that Sonder will not realize the anticipated cost savings, capital-light signings or cash flow improvements from this plan or any future cost-saving initiatives, or will need to engage in additional fundraising, and the risk that the plan or any future cost-saving initiatives will adversely affect employee retention, effectiveness and hiring or other aspects of Sonder’s business; the possibility that Sonder will be unable to effectively manage its growth; potential delays or difficulties introducing new or upgraded amenities, services or features, including enhancements to the Sonder app; the possibility that new RevPAR initiatives will not achieve the desired results and that future pricing and/or occupancy will be lower than anticipated; the possibility of higher than expected capital expenditures, property-related costs or other operating expenses and unanticipated conditions or incidents at leased properties; risks associated with Sonder’s relationships with and reliance upon real estate owners, OTAs and other third parties, and their performance of their obligations; changes in applicable laws or regulations, including legal, tax or regulatory developments, and the impact of any litigation or other legal or regulatory proceedings; the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors, including the additional risks associated with operating internationally; risks related to the impact of the ongoing COVID-19 pandemic, including the Omicron variant or future variants and further governmental and other restrictions (including travel restrictions) resulting therefrom; Sonder’s success in retaining or recruiting officers, other employees and directors; and other risks and uncertainties described under the heading “Risk Factors” in Sonder’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 10, 2022 and Annual Report on Form 10-K filed with the SEC on March 28, 2022, and subsequent SEC filings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Sonder does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this Shareholder Letter. Additional risks and uncertainties are identified and discussed in Sonder’s reports filed and to be filed with the SEC and available on the SEC’s website at www.sec.gov. CONTACTS Media press@sonder.com Investors ir@sonder.com

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